UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 12, 2005

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road, San Diego, CA		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)           not applicable

(b)           On January 12, 2005, Yukuo Takenaka resigned as director, effective January 12, 2005.  There were no disagreements between Mr. Takenaka and the Company or its Board of Directors.  Mr. Takenaka cited that his reason for leaving the board was to allow him to devote more of his time to his business which requires that he spend the majority of his time in Japan and Korea.

(c)           not applicable

(d)           not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a California corporation

Date: January 14, 2005	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell,
Chief Financial Officer